SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Proxim Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXIM CORPORATION
935 Stewart Drive
Sunnyvale, California 94085

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 27, 2004

To the Stockholders of Proxim Corporation:

      Notice is hereby given that the annual meeting of stockholders of Proxim Corporation, a Delaware corporation (the “Company” or “Proxim”), will be held on Thursday, May 27, 2004 at 10:00 a.m. local time at the Company’s principal executive offices located at 935 Stewart Drive, Sunnyvale, California 94085 for the following purposes, all as more fully described in the attached proxy statement:

1. To elect three Class I directors to hold office until the 2007 annual meeting of stockholders.

2. To approve a proposed amendment to Proxim Corporation’s Amended and Restated Certificate of Incorporation to increase the total number of shares of stock that the Corporation shall have authority to issue from 425,000,000 to 535,000,000 and to make a corresponding increase in the number of shares of such authorized common stock designated as Class A common stock.

3. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2004.

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      Stockholders are urged to read carefully the attached proxy statement for additional information concerning the matters to be considered at the annual meeting. The Board of Directors has fixed the close of business on April 2, 2004 as the record date for identifying those stockholders entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements of the annual meeting. Only stockholders of record at the close of business on the record date will be entitled to notice of, and to vote at, the annual meeting or any postponement or adjournment thereof.

      All stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the annual meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Holders of record may also vote by telephone by following the instructions provided on the enclosed proxy card. Even if you have returned your proxy card or voted by telephone, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from that broker, bank or other nominee a proxy card issued in your name.

      Enclosed with the attached proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

By Order of the Board of Directors,

/s/ RICHARD TALLMAN

Richard Tallman
Vice President, General Counsel
and Secretary

Sunnyvale, California

April [ ], 2004

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL I ELECTION OF DIRECTORS
PROPOSAL II APPROVE THE PROPOSED AMENDMENT TO THE PROXIM CORPORATION AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
PROPOSAL III RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
INDEPENDENT PUBLIC ACCOUNTANTS
INDEPENDENT ACCOUNTANT’S FEES
ANNUAL REPORT ON FORM 10-K
OTHER MATTERS

PROXIM CORPORATION

935 Stewart Drive
Sunnyvale, California 94085

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 27, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed proxy is solicited on behalf of the Board of Directors of Proxim Corporation (formerly, Western Multiplex Corporation, “Western Multiplex”) (the “Company” or “Proxim”) for use at the Company’s annual meeting of stockholders to be held on Thursday, May 27, 2004 at 10:00 a.m. local time, or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting. The annual meeting will be held at the Company’s principal executive offices located at 935 Stewart Drive, Sunnyvale, California 94085. We intend to mail this proxy statement and accompanying proxy card on or about April [ ], 2004, to all stockholders entitled to vote at the annual meeting.

Solicitation

      The Company will pay for the entire cost of proxy solicitations in connection with the annual meeting, including preparation, assembly, printing and mailing of solicitation materials. We will provide copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding shares of common stock beneficially owned by others to forward these materials to the beneficial owners of common stock. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials. Directors, officers or other regular employees of ours, or if we request, our proxy solicitor, may also solicit proxies by telephone, telegram or in person. We will not additionally compensate directors, officers or other regular employees for these services, but The Altman Group will be paid its customary fee of approximately $7,500 if we use it for solicitation.

Record Date, Voting Rights and Outstanding Shares

      Only stockholders of record at the close of business on April 2, 2004 will be entitled to notice of, and to vote at, the annual meeting. As of such date, there were (i) [                    ] shares of our common stock outstanding and entitled to vote, held by approximately [                    ] stockholders of record, and (ii) 3,000,000 shares of Series A preferred stock outstanding and entitled to vote on an as-converted basis, held by four stockholders of record.

      On all matters to be voted upon at the annual meeting, each holder of record of common stock will be entitled to one vote for each common share held as of April 2, 2004. In addition, on all matters to be voted upon at the annual meeting, each holder of record of Series A preferred stock will be entitled to a number of votes per share of Series A preferred stock as such holder would have been entitled to receive in the event each such share of Series A preferred stock held as of April 2, 2004 had been converted into common stock in accordance with applicable conversion rights; however, solely for the purpose of determining the voting rights of the Series A preferred stock, the certificate of designations for the Series A preferred stock limits the voting rights of the Series A preferred stock, such that no adjustments to the Series A preferred stock conversion price that would reduce such conversion price to less than $2.18 shall be taken into account. As a result of anti-dilution adjustments required by Proxim’s issuances of other securities following the issuance of the Series A preferred stock, the conversion price of the Series A preferred stock has been reduced from approximately $3.06 to $2.05. As of April 2, 2004, the holders of Series A preferred stock would have been entitled to receive, upon conversion of their preferred shares, an aggregate of [               ] shares of our common stock. As a result of the limit on the voting rights of the Series A preferred stock set forth in its certificate of designations, each holder of record of Series A preferred stock will be entitled to [          ] votes per share of Series A preferred stock, for an aggregate of [          ] votes eligible to be cast by all holders of Series A preferred stock.

      Proxies properly executed, duly returned to the Company and not revoked will be voted in accordance with the specifications indicated. Where no specifications are given, such proxies will be voted as the management of the Company may propose. If any matter not described in this proxy statement is properly presented for action at the meeting, the persons named on the enclosed proxy card will have discretionary authority to vote according to their best judgment.

Quorum, Abstentions and Broker Non-Votes

      The required quorum for the transaction of business at the annual meeting is a majority of votes eligible to be cast by the holders of shares of common stock issued and outstanding and the holders of shares of Series A preferred stock, on an as-converted basis, issued and outstanding as of the close of business on April 2, 2004. Shares that are voted “FOR,” “AGAINST,” “WITHHELD” or “ABSTAIN” in respect of any matter presented at the annual meeting are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the annual meeting (the “Votes Cast”) with respect to each such matter.

      While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for the purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

      The Delaware Supreme Court has held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. The Company intends to treat broker non-votes in a similar manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

Revocability of Proxies

      Any person giving a proxy in response to this solicitation has the power to revoke it at any time prior to the time that proxy is voted at the annual meeting. Proxies may be revoked by any of the following actions:

•	delivering a written notice to our corporate secretary at our principal executive offices (935 Stewart Drive, Sunnyvale, California 94085) bearing a date later than the date of the proxy stating that the proxy is revoked;

•	signing and delivering a later-dated proxy relating to the same shares to our corporate secretary at our principal executive offices;

•	delivering a later-dated proxy using the telephone voting procedures described on the enclosed proxy card; or

•	attending the annual meeting and voting in person (although attendance at the meeting will not, by itself, revoke a proxy).

Stockholder Proposals

      If a stockholder intends to submit a proposal at our 2005 annual meeting of stockholders and desires to have such proposal included in the Company’s proxy materials relating to such meeting, such proposal must be received by the Company at its principal executive offices no later than [                    ], 2005 which is 120 calendar days prior to the anniversary of the mailing date of this proxy statement, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for that annual meeting. Stockholders are advised to review the Company’s Amended and Restated Bylaws (the “Bylaws”), which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

      If a stockholder intends to submit a proposal at our 2005 annual meeting of stockholders that is not eligible for inclusion in the proxy statement relating to the meeting, and the stockholder fails to give us notice in accordance with the requirements set forth in the Securities Exchange Act of 1934, as amended, no later than [                    ], 2005, which is 45 calendar days prior to the anniversary of the mailing date of this proxy statement, then the Company’s proxy holders will be allowed to use their discretionary authority when and if the proposal is raised at our 2005 annual meeting.

      The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s annual meeting.

PROPOSAL I

ELECTION OF DIRECTORS

      The Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Bylaws provide that the Board of Directors shall be divided into three classes. During the fiscal year ended December 31, 2003 and for the periods specified, each class consisted of the directors named below. The term of office for Class I expires at the annual meeting of stockholders to be held on May 27, 2004, the term of office for Class II expires at the annual meeting of stockholders to be held in 2005, and the term of office for Class III expires at the annual meeting of stockholders to be held in 2006. The term of each director in these three classes is for three years following election, or until earlier death, resignation or retirement. A director appointed to fill a vacancy (including a vacancy created by an increase in the size of the Board of Directors) will serve for the remainder of the term of the class of directors in which the vacancy occurred or until his or her successor is duly elected and qualified.

      In addition, for so long as Warburg Pincus Private Equity VIII, LP and its affiliates (collectively “Warburg Pincus”) beneficially own at least twenty-five percent of the shares of our Series A preferred stock issued to it in connection with our August 5, 2002 acquisition of the 802.11 WLAN systems business of Agere Systems, Inc. (the “ORiNOCO Acquisition”) or the shares of common stock issuable on conversion of its Series A preferred stock, Warburg Pincus Private Equity VIII, LP has the right to nominate for election one individual to serve as a Class II director. Also, in connection with financing transactions in 2003, Warburg Pincus and Broadview Capital Partners, L.P., together with its affiliates (collectively “Broadview Capital Partners”) each have the right to appoint one director to our Board of Directors for so long as (i) Warburg Pincus or Broadview Capital Partners, as the case may be, owns an aggregate principal amount of our outstanding secured promissory notes equal to at least 25% of the aggregate principal amount of the notes originally issued to Warburg Pincus or Broadview Capital Partners, as the case may be, or (ii) Warburg Pincus or Broadview Capital Partners, as the case may be, owns at least 25% of the shares of Series B preferred stock issuable upon any exchange of the promissory notes, or the shares of common stock issuable on conversion of such shares of Series B preferred stock and upon exercise of the outstanding warrants held by such investor. Each of the directors appointed by Warburg Pincus and Broadview Capital Partners pursuant to this right will sit on all major board committees (for so long as such membership does not conflict with any applicable law or regulation or listing requirement of the Nasdaq National Market, as determined in good faith by our Board of Directors). Warburg Pincus’ second designee will serve as a Class III director and Broadview Capital Partners’ designee will serve as a Class II director.

Directors Serving During the Fiscal Year Ended December 31, 2003

      Each of the following directors was serving on our Board of Directors as of December 31, 2003:

Class I:	Franco Plastina, Kenneth E. Westrick, and Michael P. Ressner
Class II:	Lorenzo A. Bettino, Steven D. Brooks, and Merle L. Gilmore
Class III:	Jeffrey A. Harris, Jeffrey D. Saper, and Joseph R. Wright, Jr.

      Lorenzo A. Bettino and Jeffrey A. Harris serve as Warburg Pincus’ designees and Steven D. Brooks serves as Broadview Capital Partners’ designee. In addition to those serving on our Board of Directors at year-end, three other individuals served on our Board of Directors during the year ended December 31, 2003. Dr. Michael J. Boskin served on our Board of Directors from the beginning of the year until he resigned in March 2003. David C. King served on our Board of Directors from the beginning of the year until he resigned in June 2003. Jonathan N. Zakin, the Company’s former Chief Executive Officer and the former Chairman of our Board of Directors, served on our Board of Directors from the beginning of the year until he resigned in August 2003.

      The term of the Class I directors expires on the occurrence of our annual meeting on May 27, 2004. The current directors are nominated for reelection for a Class I directorship. If elected at the annual meeting, each of the nominees will serve until the 2007 annual meeting or until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

      Directors are elected by a plurality (excess of votes cast over opposing nominees) of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by signed proxies will be voted, if the authority to do so is not withheld, on an as-converted basis for the election of the three nominees, named below, for reelection to a Class I directorship. If any nominee unexpectedly is unavailable for election, these shares will be voted for the election of a substitute nominee proposed by a majority of directors then in office, provided a quorum is present. Each person nominated for election has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve as a director of the Company.

      Set forth below is biographical information for each person nominated for reelection and each other current director of the Company.

Nominees for Reelection to a Class I Directorship for a Three-Year Term Expiring at the 2007 Annual Meeting

      Franco Plastina, Age 41. Mr. Plastina has served as our President and CEO since May 2003 and was elected Chairman of the Board of Directors in December 2003. From March 2003 to April 2003, Mr. Plastina served as Executive in Residence for Warburg Pincus. Previously, Mr. Plastina was with Nortel Networks for 15 years and most recently was President, Metro & Enterprise Networks at Nortel Networks. Mr. Plastina joined Nortel Networks in 1987 and held a number of key executive positions, including President of Wireless and Core Networks, President of Carrier Networks, Vice President and COO of Internet and Service Provider Networks, Vice President of Business Development for Carrier Packet Solutions, and Vice President of Global Mergers and Acquisitions. Prior to joining Nortel Networks, Mr. Plastina was with the Toronto office of PricewaterhouseCoopers. Mr. Plastina received a Bachelor of Commerce degree from the University of Toronto in 1985 and a Chartered Accountant designation in 1987 from the Canadian Institute of Chartered Accountants.

      Kenneth E. Westrick, Age 46. Mr. Westrick has served as a member of our Board of Directors since March 2002. From 1997 to 2001, Mr. Westrick served as President and Chief Executive Officer of New Focus, Inc., a supplier of fiber optic components. Prior to 1997, Mr. Westrick spent nine years at Cornerstone Imaging, Inc., where he held positions including Senior Vice President, General Manager of the Display Division and Managing Director of Europe. Mr. Westrick received an M.B.A. from Stanford University and a B.A. from Northwestern University.

      Michael P. Ressner, Age 55. Mr. Ressner has served as a member of our Board of Directors since December 2003. Since January 2003, Mr. Ressner has been an Adjunct Professor of Applied Financial Management at North Carolina State University. From January 2001 to December 2002, Mr. Ressner served as

Vice President, Nortel Networks. Prior to that time, Mr. Ressner served as Vice President of Finance of Nortel Networks Enterprise Solutions group from February 1999 to January 2001. From May 1994 to January 1999, Mr. Ressner served as Vice President of Finance for the Carrier Solutions business unit of Nortel Networks. Prior to these assignments, Mr. Ressner held a number of senior finance management posts within various business units of Nortel Networks. Mr. Ressner currently serves as a member of the Board of Directors for the following public companies: Entrust Inc., Magellan Health Services and Riverstone Networks. Mr. Ressner received a B.B.A. in Marketing and an M.B.A. in Finance both from the University of Wisconsin.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” EACH DIRECTOR NOMINEE.

Class II Directors Continuing in Office Until the 2005 Annual Meeting

      Lorenzo A. Bettino, Age 43. Mr. Bettino has served as a member of our Board of Directors since October 2002. Since September 2001, Mr. Bettino has been a Managing Director of Warburg Pincus & Co. From 1996 to 2001, Mr. Bettino was a founding partner at Baker Capital, a private equity firm. From 1989 to 1996, Mr. Bettino was a partner with Dillon Read Venture Capital, where he focused on technology and data communications investments. An experienced engineer, Mr. Bettino held a series of positions at International Business Machines Corporation prior to 1989. Mr. Bettino serves as a director of SS8 Networks, Inc., a telecommunications software provider, and as a director of Elematics, Inc., an optical data communications software provider. Mr. Bettino received an M.B.A. from Harvard Business School and a B.S. in Electrical Engineering in electrical engineering from Rensselaer Polytechnic Institute.

      Steven D. Brooks, Age 51. Mr. Brooks has served as a member of our Board of Directors since July 2003. Mr. Brooks has been a general partner of Broadview Capital Partners, a private equity firm, since February 1999. From September 1997 to February 1999, Mr. Brooks was a managing director of Donaldson, Lufkin & Jenrette Securities Corporation, an investment-banking firm. From 1996 to 1997, Mr. Brooks was a private investor and a consultant to technology companies. From 1994 to 1997, Mr. Brooks served as Managing Director and Head of Global Technology Investment Banking at the Union Bank of Switzerland Securities, LLC. Mr. Brooks serves as a director of Cogent Communications Inc., Pharsight Corporation, and VERITAS Software Corporation. Mr. Brooks received a B.A. degree from Yale College and a J.D. degree from the University of Virginia Law School.

      Merle L. Gilmore, Age 56. Mr. Gilmore has served as a member of our Board of Directors since March 2002. Since August 2001, Mr. Gilmore has been an industrial partner with Ripplewood Investments LLC, a private equity firm. Since May 2001, he has also been Chairman of the Board of Directors of D&M Holdings Inc., the parent company of Japan-based premium audio, video and home theater brands Denon and Marantz. Mr. Gilmore spent 30 years at Motorola, Inc. prior to retiring in 2000, and during this time he held several executive positions in Motorola’s telecommunications businesses. Mr. Gilmore also led Motorola’s acquisition of General Instruments and was President of Europe, Middle East and Africa. Mr. Gilmore received an M.S.E.E. from Florida Atlantic University and a B.S.E.E. from the University of Illinois.

Class III Directors Continuing in Office Until the 2006 Annual Meeting

      Jeffrey A. Harris, Age 48. Mr. Harris has served as a member of our Board of Directors since July 2003. Since April 1983, Mr. Harris has been a Member and Managing Director of Warburg Pincus LLC and a partner of Warburg Pincus & Co. Mr. Harris serves as a director of Spinnaker Exploration Co. Mr. Harris received a B.S. in Economics from Wharton School, University of Pennsylvania and an M.B.A. from Harvard Business School.

      Jeffrey D. Saper, Age 55. Mr. Saper has served as a member of our Board of Directors since March 2002. From December 1997 to March 2002, Mr. Saper served as a director of Proxim, Inc. and from February 1997 to March 2002, Mr. Saper served as Proxim, Inc.’s Secretary. Mr. Saper has been a corporate partner in the firm of Wilson Sonsini Goodrich & Rosati, Professional Corporation, since 1980 and is currently also a member of the firm’s Executive Management Committee and Policy Committee. Mr. Saper received a J.D. and a B.A., both from New York University.

      Joseph R. Wright, Jr., Age 65. Mr. Wright has served as a member of our Board of Directors since March 2002. Since August 2001, Mr. Wright has also served as President and Chief Executive Officer of PanAmSat, Corp., one of the world’s largest providers of global satellite-based communications services. Mr. Wright is Vice Chairman of Terremark Worldwide, Inc., a developer and operator of network access points (NAP’s) in the United States and Brazil. Previously, he served as Chairman and Director of GRC International, a public company providing advanced IT, Internet and software technologies to government and commercial customers. Mr. Wright also served as deputy director and director of the Federal Office of Management and Budget and a member of the President’s Cabinet during the Reagan Administration from 1982 to 1989 and, from 1981 to 1982, as Deputy Secretary of Commerce. Mr. Wright held positions as President of two Citibank subsidiaries and as a partner of Booz Allen & Hamilton, Inc. Mr. Wright also serves on the Board of Directors of the following public companies: Fairmarket, Inc., an excess inventory solutions provider; Titan Corporation, an information and communications solutions provider for national security; and Verso Technologies, Inc., a next generation communications solutions provider. Mr. Wright received an M.I.A. from Yale University and a B.S. in Professional Engineering from the Colorado School of Mines.

Board Committees and Meetings

      The Board of Directors of the Company held a total of nine meetings during 2003. The Board of Directors has an audit committee, a compensation committee, and a corporate governance and nominating committee. No incumbent director who served as a director during our fiscal year ended December 31, 2003 attended fewer than 75% of the sum of (i) the total number of meetings of the Board of Directors held during the applicable period of service as a director and (ii) the total number of meetings of all committees of the Board of Directors held during the applicable period of service as a member of such committee.

      The Company does not have a formal policy regarding the attendance of its directors at annual or special meetings of stockholders, but the Company encourages directors to attend such meetings. Of the two directors elected at the May 29, 2003 annual meeting and the six continuing directors not elected at that meeting, one director attended that meeting.

      The audit committee of the Board of Directors held a total of five meetings during 2003. From January 1, 2003 until December 4, 2003, Messrs. Wright, Gilmore, and Saper served as members of the audit committee, with Mr. Wright serving as the audit committee chair. Mr. Saper resigned from the audit committee on December 4, 2003. On December 4, 2003, the Board of Directors appointed Mr. Ressner to serve as a member of the audit committee and to serve as the audit committee chair. Mr. Ressner served in both of these capacities through the rest of the year ended December 31, 2003, and he continues to do so as of the time of this proxy.

      The audit committee operates under a written charter that is attached to this proxy statement as Exhibit A. In discharging its duties, the audit committee performs the following functions, among others: (i) reviews and approves the scope of the annual audit, non-audit services to be performed by the independent accountants and the independent accountants’ audit and non-audit fees; (ii) appoints and, as appropriate, replaces the independent auditors, pre-approves all audit and non-audit services of the independent accountants and assesses the qualifications and independence of the independent accountants; (iii) reviews the performance of the Company’s internal audit function, the Company’s auditing, accounting and financial reporting procedures and independent accountants; (iv) reviews the general scope of our accounting, financial reporting, annual audit and internal audit programs and matters relating to internal control systems; (v) monitors the Company’s compliance with related legal and regulatory requirements; (vi) retains, when necessary and appropriate, independent legal, accounting or other advisors, (vii) meets independently with our independent accountants and senior management; (viii) reviews and discusses with management periodic and annual reports prepared by the Company for filings with the Securities and Exchange Commission, including making a recommendation to our Board of Directors that the audited financial statements of the Company be included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission; and

(ix) reviews the results of the annual audit and interim financial statements, auditor independence issues and the adequacy of the written audit committee charter adopted by our Board of Directors. A report of the audit committee for our fiscal year ended December 31, 2003 is included below in the section entitled “Audit Committee Report.”

      The Board of Directors of the Company evaluated the independence of audit committee members during 2003 under Rule 4200, as amended, of the listing standards of the National Association of Securities Dealers (“NASD”). Under Rule 4200, each of the current audit committee members, Messrs. Gilmore, Ressner and Wright, are considered independent. Mr. Ressner is the audit committee’s “financial expert” as that term is defined in Section 407 of the Sarbanes-Oxley Act of 2002. Mr. Saper was considered independent under applicable standards in effect during his service on the audit committee.

      The compensation committee of the Board of Directors held a total of six meetings during 2003. From January 1, 2003 until September 4, 2003, Messrs. Gilmore and Westrick served as members of the compensation committee, with Mr. Westrick serving as the compensation committee chair. On September 4, 2003, the Board of Directors appointed Mr. Harris to serve as the third member of the compensation committee. Mr. Harris served as a member of the compensation committee through the rest of the year ended December 31, 2003 but, as of the date of this proxy, no longer serves as a member of the compensation committee. The Board of Directors is endeavoring to fill the current vacancy on the compensation committee.

      The compensation committee is primarily responsible for making recommendations to the Board of Directors regarding the Company’s executive compensation policy and incentive compensation policy for employees and consultants to the Company and for making final determinations regarding bonus arrangements and awards of stock options for such persons. A report of the compensation committee for our fiscal year ended December 31, 2003 is included below in the section entitled “Report of the Compensation Committee on Executive Compensation.”

      The Board of Directors of the Company evaluated the independence of compensation committee members during 2003 under Rule 4200, as amended, of the listing standards of the NASD. Under Rule 4200, each of the current compensation committee members, Messrs. Gilmore and Westrick, are considered independent. After the annual meeting, the Board of Directors will reconsider the constitution of our compensation committee for fiscal year 2004 and beyond in view of the independence requirements of the Sarbanes-Oxley Act of 2002.

      The corporate governance and nominating committee of the Board of Directors was established on December 4, 2003 and held one meeting during 2003. Messrs. Saper, Westrick, and Wright serve as members of the corporate governance and nominating committee, with Mr. Saper serving as the committee chair. The corporate governance and nominating committee is primarily responsible for monitoring the composition of the Board of Directors and, when appropriate, seeking, screening and recommending for nomination qualified candidates for election to the Board of Directors at the Company’s Annual Meeting of Stockholders. In addition, the corporate governance and nominating committee is responsible for seeking qualified candidates to fill vacancies on the Board of Directors subject to appointment by the Board of Directors. The corporate governance and nominating committee will also evaluate the Board of Director’s structure and practices and, when appropriate, recommend new policies to the full Board of Directors. The corporate governance and nominating committee acts under a written charter, a current copy of which is available on the Company’s website at www.proxim.com.

      The Board of Directors of the Company evaluated the independence of corporate governance and nominating committee members during 2003 under Rule 4200, as amended, of the listing standards of the NASD. Under Rule 4200, each of the current corporate governance and nominating committee members, Messrs. Saper, Westrick, and Wright are considered independent.

Identification and Evaluation of Candidates for Board Membership

      The corporate governance and nominating committee may utilize a variety of methods for identifying and evaluating candidates for service on the Company’s Board of Directors. Candidates may come to the attention of the corporate governance nominating committee through current directors, management, professional search firms, stockholders or other persons. Candidates are evaluated at regular or special meetings of the corporate governance and nominating committee and may be considered at any point during the year. The corporate governance and nominating committee may take such measures that it considers appropriate in connection with its evaluation of a candidate, including candidate interviews, inquiry of the person recommending the candidate, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the corporate governance and nominating committee, the Board of Directors or management.

      In evaluating a candidate, the corporate governance and nominating committee may consider, among other things, a candidate’s decision-making abilities, business experience, relevant expertise, personal integrity and reputation. The corporate governance and nominating committee may also consider the current size and composition of the Board of Directors and the needs of the Board of Directors and its committees.

      The corporate governance and nominating committee believes it appropriate for at least one member of the Board of Directors to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of the Board of Directors meet the definition of “independent director” under the NASD rules. The nominating and corporate governance committee also believes it appropriate for certain members of our management to participate as members of the Board of Directors.

      In addition to considering of the makeup and characteristics of the Board of Directors as a whole, the corporate governance and nominating committee believes that all candidates for director individually must meet the following minimum qualifications:

•	Commitment to the Company’s business success consistent with the highest personal and professional ethics and integrity;

•	Proven achievement and competence in the candidate’s field and the ability to exercise sound business judgment;

•	Skills that are complementary to those of the existing directors;

•	The ability to assist and support management and make significant contributions to the Company’s success; and

•	An understanding of the fiduciary responsibilities that are required of a director and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholder Recommendations of Candidates for Membership on the Board of Directors

      Stockholders may submit names of prospective candidates for election to the Board of Directors to the Secretary of the Company for referral to the corporate governance and nominating committee. Stockholders may submit such recommendations by mail to the following address: Board of Directors, c/o Corporate Secretary, Proxim Corporation, 935 Stewart Drive, Sunnyvale, California 94085. Any stockholder recommendations should include the candidate’s name and qualifications for membership on the Board of Directors. The corporate governance and nominating committee will consider persons properly recommended by the Company’s stockholders in the same manner as persons recommended by the Board of Directors, individual directors or management.

      Any stockholder who wishes to make a nomination for election to the Board of Directors at an annual or special meeting for the election of directors must comply with procedures set forth in the Company’s Bylaws.

Contacting the Board of Directors

      Stockholders may communicate with the directors of the Company by sending an email to the Company’s Board of Directors at bod@proxim.com. Alternatively, stockholders may communicate with the Board of Directors by mail at the following address: Board of Directors, c/o Corporate Secretary, Proxim Corporation, 935 Stewart Drive, Sunnyvale, California 94085. The Secretary will collect, organize and monitor these communications and will ensure that appropriate summaries of all received messages are provided to the Board of Directors at its regularly scheduled meetings. Stockholders who would like their submission directed to a specific director may so specify, and the communication will be so forwarded, as appropriate. Where the nature of a communication warrants, the Secretary may decide to obtain the more immediate attention of the appropriate committee of the Board of Directors or an independent director, or the Company’s management or independent advisors, as the Secretary considers appropriate.

PROPOSAL II

APPROVE THE PROPOSED AMENDMENT TO THE

PROXIM CORPORATION AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

      The Board of Directors recommends that the Company’s stockholders approve an amendment to Section A of Article IV of our Certificate of Incorporation (i) to increase the total number of shares of stock that the Corporation shall have authority to issue from 425,000,000 to 535,000,000 and (ii) to increase the number of shares of common stock designated as Class A common stock of the Company from 390,000,000 to 500,000,000.

      The primary purpose of this amendment to our Certificate of Incorporation is to make available for issuance by the Company additional shares of Class A common stock, which constitutes the only class of our common stock that is currently outstanding. In connection with our initial public offering in August 2000, each share of Class B common stock issued and outstanding converted automatically into one share of Class A common stock, the holders of such converted shares became entitled to the same rights and privileges of other holders of Class A common stock, and each authorized share of Class B common stock was canceled. There are currently no shares of Class B common stock outstanding and Proxim has no plans to issue shares of Class B common stock.

      As of April 2, 2004, there were [                    ] shares of Class A common stock outstanding on a fully-diluted basis, including: [                    ] shares of Class A common stock outstanding, [                    ] shares reserved for issuance upon conversion of our Series A preferred stock outstanding, [                    ] shares reserved for issuance pursuant to the exercise of options outstanding, [                    ] shares reserved for issuance pursuant to the exercise of warrants outstanding and [                    ] shares reserved for issuance upon conversion of shares of Series B preferred stock issuable upon exchange of outstanding promissory notes.

      Our Board of Directors believes that the availability of additional authorized but unissued shares will provide it with the flexibility to issue Class A common stock for other proper corporate purposes that may be identified in the future, such as to raise capital through the issuance of securities, to make acquisitions using securities as consideration, to issue securities in connection with strategic relationships with other companies, and to adopt additional employee benefit plans or reserve additional shares for issuance under such plans. The availability of additional authorized but unissued shares also will enable the Company to issue additional securities if required by the anti-dilution rights of the holders of our Series A preferred stock or Series B preferred stock, although no such issuances are currently required. No additional action or authorization by our common stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which our Class A common stock is then listed or quoted. In certain cases, however, the approval of our Series A preferred stockholders or Series B preferred stockholders (if and when Series B preferred stock is issued upon exchange of outstanding promissory notes) would be necessary prior to the issuance of such additional shares, as required by the Certificates of Designations of each such series of preferred stock, applicable law or the rules of any stock exchange or national securities association trading system on which the preferred stock is then listed or quoted.

      While we believe that the proposed increase in the authorized Class A common stock will make available sufficient shares should we decide to use our shares for one or more of such previously mentioned purposes or otherwise, we reserve the right to seek further increases in the authorized shares from time to time in the future as considered appropriate by our Board of Directors.

      The increase in the authorized number of shares of Class A common stock pursuant to our Certificate of Incorporation could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the proposed increase. For example, in the event of a hostile attempt to take over control of the Company, it may be possible for us to endeavor to impede the attempt by issuing shares of Class A common stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The increase to the authorized number of shares of Class A common stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, our Certificate of Incorporation may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company’s current management, including our current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. However, our Board of Directors is not aware of any attempt to take control of the Company and has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

      Under our Certificate of Incorporation, the holders of our Class A common stock will not have preemptive rights with respect to future issuances of common stock. For so long as each of Warburg Pincus and the affiliates of Broadview Capital Partners beneficially owns certain minimum amounts of our securities as set forth in the 2002 Securities Purchase Agreement and the 2003 Amended and Restated Securities Purchase Agreement, in each case entered into by and among us and these investors, such holder will generally have a right to purchase such holder’s pro rata amount of any new issuances of equity securities by us (excluding, among other things, stock issued as consideration for mergers and acquisitions, employee stock options and in some registered public offerings). Thus, should our Board of Directors elect to issue additional shares of Class A common stock, our existing common stockholders would not have any preferential rights to purchase such shares and such issuance could have a dilutive effect on our earnings per share and the voting power and percentage ownership of these current stockholders.

      Section A of Article IV of our Certificate of Incorporation currently reads as follows:

“Capital Stock. (A) The total number of shares of stock that the Corporation shall have authority to issue is 425,000,000 of which (1) 390,000,000 shall be shares of common stock designated as Class A Common Stock, par value $.01 per share (“Class A Common Stock”), (2) 10,000,000 shall be shares of common stock designated as Class B Common Stock, par value $.01 per share (“Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), and (3) 25,000,000 shall be shares of preferred stock, par value $.01 per share (the “Preferred Stock”). The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any class or classes of stock voting separately as a class shall be required therefore except as required by the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Proxim Corporation.”

      If this amendment is approved, Section A of Article IV of our Certificate of Incorporation would be amended and restated to read in its entirety as follows:

“Capital Stock. (A) The total number of shares of stock that the Corporation shall have authority to issue is 535,000,000 of which (1) 500,000,000 shall be shares of common stock designated as Class A Common Stock, par value $.01 per share (“Class A Common Stock”), (2) 10,000,000 shall be shares of common stock designated as Class B Common Stock, par value $.01 per share (“Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), and (3) 25,000,000 shall be shares of preferred stock, par value $.01 per share (the “Preferred Stock”). The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL

(or any successor provision thereto), and no vote of the holders of any class or classes of stock voting separately as a class shall be required therefore except as required by the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Proxim Corporation.”

      The approval and adoption of the proposed amendment to our Certificate of Incorporation requires the affirmative vote of the holders of more than 66 2/3% of the total voting power of the outstanding common stock and Series A preferred stock, voting together as a single class, on an as-converted basis.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” PROPOSAL II.

PROPOSAL III

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      We have selected PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2004. PricewaterhouseCoopers LLP served as our independent accountants for the fiscal years ended December 31, 2002 and 2003. Arthur Andersen LLP served as our independent accountants for the fiscal years ended December 31, 2000 and 2001. On March 21, 2002, our Board of Directors, upon recommendation of the audit committee, made a determination not to engage Arthur Anderson LLP as the Company’s independent accountants and, on March 26, 2002, engaged PricewaterhouseCoopers LLP to serve as the Company’s independent accountants for our fiscal year ended December 31, 2002. PricewaterhouseCoopers LLP served as Proxim, Inc.’s independent accountants prior to the March 2002 merger of Western Multiplex and Proxim, Inc. (the “Merger”). Additional information about our prior engagement of PricewaterhouseCoopers LLP as our independent accountants is included below in the section entitled “Independent Public Accountants.”

      We are submitting our selection of independent accountants for ratification by the Company’s stockholders at the annual meeting to be held on May 27, 2004. We expect that representatives of PricewaterhouseCoopers LLP will be present at the annual meeting of stockholders and that they will have the opportunity to make a statement, if they desire to do so. In addition, we expect that these representatives will be available at the annual meeting to respond to appropriate questions.

      Our Bylaws do not require that the Company’s stockholders ratify the selection of PricewaterhouseCoopers LLP as our independent accountants. However, we are submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, our audit committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the audit committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent accountants.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” PROPOSAL III.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock and Series A preferred stock as of April 2, 2004 by (i) each stockholder that we know is the beneficial owner of more than 5% of the common stock and each beneficial owner of our Series A preferred stock, (ii) each executive officer of the Company named in the Summary Compensation Table in the section below entitled “Executive Compensation,” (iii) each director and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated below, the address for each listed 5% stockholder, director and executive officer is c/o Proxim Corporation, 935 Stewart Drive, Sunnyvale, California 94085.

      Beneficial ownership is determined in accordance with the rules of the SEC. Shares issuable upon exercise or exchange of outstanding convertible securities, including our Series A preferred stock, promissory notes and outstanding options and warrants are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as otherwise indicated in the footnotes to the table, we believe that the beneficial owners listed in this table, based on information provided by them, have sole voting and investment power over the number of shares listed opposite their names, subject to community property laws where applicable.

Shares of our Common
Stock on an As-Converted
	Common Stock(1)			Series A Preferred Stock		and As-Exercised Basis(2)

	Amount and		Percent of	Amount and	Percent of	Amount and	Percent of
	Nature of		Outstanding	Nature of	Outstanding	Nature of	Outstanding
Name and Address of	Beneficial		Shares of	Beneficial	Shares of	Beneficial	Shares of
Beneficial Owner	Ownership		Class	Ownership	Class	Ownership	Class

Warburg Pincus Private Equity VIII, LP	[ ]	(5)	[ ]	[ ]	[ ]	[ ]	[ ]
466 Lexington Avenue
New York, New York 10017
Broadview Capital Partners LP	[ ]	(6)	[ ]	[ ]	[ ]	[ ]	[ ]
950 Tower Lane
18th Floor
Foster City, California 94404
Broadview Capital Partners
Qualified Purchaser Fund LP	[ ]	(7)	[ ]	[ ]	[ ]	[ ]	[ ]
950 Tower Lane
18th Floor
Foster City, California 94404
Broadview Capital Partners
Affiliates Fund LLC	[ ]	(8)	[ ]	[ ]	[ ]	[ ]	[ ]
950 Tower Lane
18th Floor
Foster City, California 94404
Kopp Investment Advisor, Inc.(9)	[ ]		[ ]			[ ]	[ ]
7701 France Avenue South
Suite 500
Edina, Minnesota 55435
Frank Plastina(10)	[ ]		[ ]			[ ]	[ ]
Deborah Ablahat-Cipriano	[ ]		[ ]			[ ]	[ ]
Ihab Abu-Hakima(11)	[ ]		[ ]			[ ]	[ ]
Kevin J. Duffy(12)	[ ]		[ ]			[ ]	[ ]
David E. Olson(13)	[ ]		[ ]			[ ]	[ ]
Lorenzo A. Bettino(14)	[ ]		[ ]			[ ]	[ ]
Steven D. Brooks(15)	[ ]		[ ]			[ ]	[ ]
Merle L. Gilmore(16)	[ ]		[ ]			[ ]	[ ]
Jeffrey A. Harris(17)	[ ]		[ ]			[ ]	[ ]

Shares of our Common
Stock on an As-Converted
	Common Stock(1)		Series A Preferred Stock		and As-Exercised Basis(2)

	Amount and	Percent of	Amount and	Percent of	Amount and	Percent of
	Nature of	Outstanding	Nature of	Outstanding	Nature of	Outstanding
Name and Address of	Beneficial	Shares of	Beneficial	Shares of	Beneficial	Shares of
Beneficial Owner	Ownership	Class	Ownership	Class	Ownership	Class

Michael P. Ressner(18)	[ ]	[ ]			[ ]	[ ]
Jeffrey D. Saper(19)	[ ]	[ ]			[ ]	[ ]
Kenneth E. Westrick(20)	[ ]	[ ]			[ ]	[ ]
Joseph R. Wright, Jr.(21)	[ ]	[ ]			[ ]	[ ]
Jonathan N. Zakin(22)	[ ]	[ ]			[ ]	[ ]
Keith E. Glover(23)	[ ]	[ ]			[ ]	[ ]
Amir Zoufonoun	[ ]	[ ]			[ ]	[ ]
All executive officers and directors as a group (17 persons)(24)	[ ]	[ ]			[ ]	[ ]

*	Represents less than 1.00%

(1)	Amount of beneficial ownership includes accretion of the liquidation preference of our Series A preferred stock as of April 2, 2004 and antidilution adjustments to the Series A preferred stock and certain warrants for common stock in connection with the issuance of promissory notes.

(2)	Percentages for each person are based on [ ] shares of common stock outstanding on April 2, 2004, plus the total number of outstanding options or warrants held by such person that are exercisable within 60 days of April 2, 2004.

(3)	Amount of beneficial ownership includes accretion of the liquidation preference of our Series A preferred stock as of April 2, 2004 and antidilution adjustments to the Series A preferred stock and certain warrants for common stock in connection with the issuance of promissory notes, plus the number of shares of common stock issuable upon conversion of shares of Series B preferred stock issuable upon exchange of outstanding promissory notes, including accrued but unpaid interest, as of April 2, 2004.

(4)	Percentages for each person are based on [ ] shares of common stock outstanding on April 2, 2004, plus the number of shares of common stock which holders of our Series A preferred stock would have been entitled to receive upon conversion of the Series A preferred shares held by such person as of April 2, 2004, plus the number of shares of common stock which holders of our promissory notes would be entitled to receive upon exchange of the promissory notes held by such person as of April 2, 2004 (assuming conversion of the shares of Series B preferred stock issuable on exchange of the promissory notes), plus the total number of outstanding options or warrants held by such person that are exercisable within 60 days of April 2, 2004.

(5)	Constitutes [ ] shares of common stock issuable upon the exercise of warrants exercisable within 60 days of April 2, 2004. Warburg Pincus & Co. is the sole general partner of Warburg Pincus Private Equity VIII, LP. Warburg Pincus Private Equity VIII, LP is managed by Warburg Pincus LLC. The address of Warburg Pincus & Co. and Warburg Pincus LLC is 466 Lexington Avenue, New York, New York 10017.

(6)	Constitutes [ ] shares of common stock issuable upon the exercise of warrants exercisable within 60 days of April 2, 2004.

(7)	Constitutes [ ] shares of common stock issuable upon the exercise of warrants exercisable within 60 days of April 2, 2004.

(8)	Constitutes [ ] shares of common stock issuable upon the exercise of warrants exercisable within 60 days of April 2, 2004

(9)	Based on the Schedule 13G/A filed by such beneficial owner with the SEC on January 30, 2004 and reflects common stock beneficially held as of December 31, 2003, including [ ] shares as to which Kopp Investment Advisors, Inc. has shared dispositive power, [ ] shares as to which

Kopp Investment Advisors, Inc. has sole dispositive power and [ ] shares as to which Kopp Investment Advisors, Inc. has sole voting power.

(10)	Constitutes [ ] shares of common stock issuable upon the exercise of options exercisable within 60 days of April 2, 2004.

(11)	Constitutes [ ] shares of common stock issuable upon the exercise of options exercisable within 60 days of April 2, 2004.

(12)	Includes [ ] shares of common stock issuable upon the exercise of options exercisable within 60 days of April 2, 2004.

(13)	Constitutes [ ] shares of common stock issuable upon the exercise of options exercisable within 60 days of April 2, 2004.

(14)	Constitutes [ ] shares of common stock issuable upon the exercise of options exercisable within 60 days of April 2, 2004.

(15)	Constitutes [ ] shares of common stock issuable upon the exercise of options exercisable within 60 days of April 2, 2004.

(16)	Constitutes [ ] shares of common stock issuable upon the exercise of options exercisable within 60 days of April 2, 2004.

(17)	Constitutes [ ] shares of common stock issuable upon the exercise of options exercisable within 60 days of April 2, 2004.

(18)	Constitutes [ ] shares of common stock issuable upon the exercise of options exercisable within 60 days of April 2, 2004.

(19)	Includes [ ] shares of common stock issuable upon the exercise of options exercisable within 60 days of April 2, 2004.

(20)	Constitutes [ ] shares of common stock issuable upon the exercise of options exercisable within 60 days of April 2, 2004.

(21)	Constitutes [ ] shares of common stock issuable upon the exercise of options exercisable within 60 days of April 2, 2004.

(22)	Includes [ ] shares of common stock issuable upon the exercise of options exercisable within 60 days of April 2, 2004 and [ ] shares of common stock held in the name of Seaview Holdings, [ ] shares of common stock in the name of Zakin 2002 Investment Trust and [ ] shares of common stock in the name of Jonathan N. Zakin Revocable Trust.

(23)	Includes [ ] shares of common stock issuable upon the exercise of options exercisable within 60 days of April 2, 2004.

(24)	Includes [ ] shares of common stock issuable upon the exercise of options held by all directors and executive officers exercisable within 60 days of April 2, 2004. Included in this group are the Named Executive Officers listed in the section below entitled “Executive Compensation” and current directors of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

      To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with but for the exception of one late filing of Form 4 for each of Stephen Brooks, Jeffrey Harris, Merle Gilmore, Jeffrey Saper, Kenneth Westrick and Joseph Wright and two late filings of Form 4 for Lorenzo Bettino, all due to administrative error of the Company.

EXECUTIVE COMPENSATION

      The following table sets forth information regarding executive compensation for services rendered during our fiscal years ended December 31, 2003, 2002 and 2001 by the Company’s chief executive officer, the Company’s former chief executive officer during part of fiscal year 2003 and our other four most highly compensated executive officers who were serving as executive officers as of December 31, 2003 and whose salary and bonus for our last fiscal year exceeded $100,000, and two individuals who would have been included in this list of our most highly compensated executive officers but for the fact that neither such individual was serving as an executive officer as of December 31, 2003. These eight individuals constitute the group referred to elsewhere in this proxy statement as the Named Executive Officers. The compensation summarized in the following table does not include perquisites or other personal benefits that do not in the aggregate exceed the lesser of $50,000 or 10% of the Named Executive Officer’s salary and bonus.

Summary Compensation Table

		Annual Compensation				Long Term
						Compensation
	Fiscal			Other Annual		Awards of	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation(1)		Options	Compensation

Franco Plastina(1)	2003	$309,615	$—	$—		3,000,000	—
Chairman of the Board of Directors,	2002	—	—	—		—	—
President and Chief Executive Officer	2001	—	—	—		—	—
Deborah Ablahat-Cipriano(2)	2003	106,154	—	—		500,000	—
Senior Vice President	2002	—	—	—		—	—
Sales & Marketing	2001	—	—	—		—	—
Ihab Abu-Hakima(3)	2003	225,000	72,640	—		50,000	—
Senior Vice President	2002	223,269	81,135	—		300,000	—
Corporate Development	2001	181,692	130,597	—		50,000	—
Kavin J. Duffy(4)	2003	211,077	—	—		200,000	—
Senior Vice President	2002	130,769	—	—		325,000	—
Product Development	2001	—	—	—		—	—
David E. Olson(5)	2003	145,385	—	—		300,000	—
Senior Vice President	2002	—	—	—		—	—
Operations & Services	2001	—	—	—		—	—
Jonathan N. Zakin(6)	2003	321,154	—	—		—	—
Former Chairman of the Board of	2002	500,000	—	—		1,000,000	—
Directors and Chief Executive Officer	2001	257,830	275,521	—		900,000	—
Keith E. Glover(7)	2003	186,153	—	—		—	96,462	(8)
Former Chief Financial Officer	2002	145,154	—	—		150,000	—
and Executive Vice President	2001	—	—	—		—	—
Amir Zoufonoun(9)	2003	173,269	95,836	879,931	(10)	—	160,876	(11)
Former Executive Vice President,	2002	256,923	—	546,223	(12)	500,000	—
WAN Strategy & Business Development	2001	228,725	189,283	3,168,173	(13)	100,000	—

(1)	Mr. Plastina was appointed President and Chief Executive Officer of the Company in May 2003.

(2)	Ms. Ablahat-Cipriano joined the Company in July 2003 and was appointed to Senior Vice President, Sales and Marketing in September 2003.

(3)	Mr. Abu-Hakima was appointed to Senior Vice President, Corporate Development of the Company in September 2003.

(4)	Mr. Duffy was appointed to Senior Vice President, Product Development of the Company in September 2003.

(5)	Mr. Olson joined the Company in April 2003 and was appointed to Senior Vice President, Operations and Services in September 2003.

(6)	Mr. Zakin tendered his resignation from the Company as Chief Executive Officer effective May 2003.

(7)	Mr. Glover tendered his resignation from the Company as Chief Financial Officer and Executive Vice President in August 2003.

(8)	This amount represents severance payments of $54,154 in connection with Mr. Glover’s resignation as Chief Financial Officer and Personal Time Off accrual payout of $42,308.

(9)	Mr. Zoufonoun tendered his resignation from the Company as Executive Vice President, WAN Strategy and Business Development effective August 2003.

(10)	This amount represents automobile allowances paid of $5,492 and gains on the sales of shares acquired upon exercise of nonqualified stock options of $874,439.

(11)	This amount represents severance payments of $91,731 in connection with Mr. Zoufonoun’s resignation as Executive Vice President, WAN Strategy and Business Development and Personal Time Off accrual payout of $69,145.

(12)	This amount represents automobile allowances paid of $8,400 and gains on the sale of shares acquired upon exercise of nonqualified stock options of $537,823.

(13)	This amount represents automobile allowances paid of $8,400 and gains on the sale of shares acquired upon exercise of nonqualified stock options of $3,159,733.

      The following table provides information regarding stock options granted to the Named Executive Officers during our fiscal year ended December 31, 2003.

Options Granted in Last Fiscal Year

	Individual Grants				Potential Realizable
					Value at Assumed Annual
	Number of	% of Total			Rates of Stock Price
	Securities	Options			Appreciation for
	Underlying	Granted to	Exercise		Option Term(1)
	Options	Employees	Price	Expiration
Name	Granted (#)	During 2002	($/Share)	Date	5%	10%

Franco Plastina	3,000,000	36.96%	.68	5/1/2013	1,282,924	3,251,235
Deborah Ablahat-Cipriano	500,000	6.16%	1.28	8/20/2013	402,493	1,019,995
Ihab Abu-Hakima	50,000	.62%	1.81	9/4/2013	56,915	144,234
Kevin J. Duffy	200,000	2.46%	1.81	9/4/2013	227,600	576,935
David E. Olson	250,000	3.08%	.68	5/1/2013	106,912	270,936
	50,000	.62%	1.81	9/4/2013	56,915	144,234
Jonathan N. Zakin	—	—	—	—	—	—
Keith E. Glover	—	—	—	—	—	—
Amir Zoufonoun	—	—	—	—	—	—

(1)	The 5% and 10% assumed annual rates of compounded stock price appreciated are mandated by the rules of the SEC. The actual value, if any, that an executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There can be no assurance the value realized by an executive officer will be at or near the assumed 5% or 10% levels.

      The following table sets forth information regarding the exercise of stock options by the Named Executive Officers and year-end option values as of December 31, 2003.

Aggregate Option Exercises and Fiscal Year-End Option Values

					Value of Unexercised
			Number of Unexercised		In-The-Money Options
	Shares		Options at Year-End (#)		at Year-End ($)(1)
	Acquired on	Value
Name	Exercise (#)	Realized ($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Franco Plastina	—	$—	—	3,000,000	$—	$2,970,000
Deborah Ablahat-Cipriano	—	—	—	500,000	—	195,000
Ihab Abu-Hakima	—	—	560,004	199,996	—	—
Kevin J. Duffy	—	—	150,003	374,997	6,250	12,500
David E. Olson	—	—	—	300,000	—	247,500
Jonathan N. Zakin	—	—	1,900,000	—	—	—
Keith E. Glover	—	—	—	1,349,893	—	19,361
Amir Zoufonoun	794,450	874,439	—	—	—	—

(1)	Assumes that the value of unexercised options at fiscal year-end was $1.67 per share, the closing price of our common stock on the Nasdaq National Market on December 31, 2003.

Equity Compensation Plan Information

      The following table summarizes information as of December 31, 2003 with respect to the shares of the Company’s common stock that may be issued under the Company’s existing equity compensation plans. The table does not include information with respect to shares subject to outstanding options assumed by Proxim in connection with acquisitions of the companies, which originally granted those options. Footnote (5) to the table sets forth the total number of shares of the Company’s common stock issuable upon the exercise of those assumed options as of December 31, 2003, and the weighted average exercise price of those options. No future grants of options may be made under such plans.

			Number of Securities
		Weighted-average	Remaining Available for
	Number of Securities to Be	Exercise Price of	Future Issuance Under Equity
	Issued upon Exercise of	Outstanding Options,	Compensation Plans
	Outstanding Options,	Warrants and	(Excluding Securities
Plan Category	Warrants and Rights(1)	Rights(2)	Reflected in Column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders	11,980,739 (3)	$4.75	12,484,787 (4)
Equity compensation plans not approved by security holders	10,642,872 (5)	$1.60	4,357,128 (6)
Total	22,623,611	$3.27	16,841,915

(1)	This column does not reflect shares underlying options assumed by Proxim in acquisitions where the plans governing the options will not be used for future awards.

(2)	This column does not reflect the price of shares underlying the assumed options referred to in footnote (1) of this table.

(3)	Includes options to purchase shares outstanding under the Proxim Corporation 1994 Director Option Plan, the Proxim Corporation 1995 Long-Term Incentive Plan (the “1995 Plan”), the Proxim Corporation 1999 Stock Incentive Plan (the “1999 Plan”) and the Proxim Corporation 2000 Stock Option Plan for Non-Employee Directors (the “2000 Plan”).

(4)	Includes shares available for future issuance pursuant to future option grants under the Proxim Corporation 1994 Director Option Plan, the 1995 Plan, the 1999 Plan and the Proxim Corporation 2000

Stock Option Plan for Non-Employee Directors, and also includes shares available for future purchase at 85% of fair market value under the Proxim Corporation 2001 Employee Stock Purchase Plan. This column does not include shares underlying the assumed options referred to in footnote (1) of this table.

(5)	Includes options to purchase shares outstanding under the Proxim Corporation 2002 Stock Option Merger Plan, the 2002 Nonstatutory Stock Option Acquisition Plan and the Frank Plastina Standalone Stock Option Agreement. The Proxim Corporation 2002 Stock Option Merger Plan and 2002 Nonstatutory Stock Option Acquisition Plan plans were adopted in connection with the Merger and the ORiNOCO Acquisition and have not been approved by our stockholders. This does not include options, as of December 31, 2002, to purchase a total of 5,629,467 shares, at a weighted average exercise price of $4.51, which have been assumed by Proxim in connection with acquisitions of the companies, which originally granted those options. Such options were issued under the following plans, which have not been approved by our stockholders: the Proxim, Inc. 1986 Stock Option Plan, the Proxim, Inc. 1999 Nonstatutory Stock Option Plan, the WirelessHome Corporation 1998 Stock Option Plan, the Ubiquity Communication, Inc. 1997 Stock Option Plan and the Ubiquity Communication, Inc. 1998 Stock Plan. No future grants of options may be made under such plans.

(6)	Includes shares available for future issuance pursuant to option grants under the Proxim Corporation 2002 Nonstatutory Stock Option Merger Plan and the 2002 Nonstatutory Stock Option Acquisition Plan.

     Material Features of Plans Not Approved by Stockholders

      The Proxim Corporation 2002 Nonstatutory Stock Option Merger Plan (the “Merger Plan”) was implemented by our Board of Directors in April 2002 in connection with the Merger and is a non-stockholder approved plan. Options may be granted under the Merger Plan to employees, including officers and consultants, of the Company or any parent or subsidiary of the Company. Options may not be granted under the Merger Plan to our directors. The Board of Directors has authorized and reserved 7,000,000 shares of our common stock for issuance under the Merger Plan. All grants will have an exercise price per share equal to the fair market value per share of our common stock on the date of grant. Each option will vest in installments over the optionee’s period of service with the Company. The options will vest on an accelerated basis in the event the Company is acquired and those options are not assumed or replaced by the acquiring entity. All options are nonstatutory options under applicable Federal tax laws. As of December 31, 2003, 631,389 shares remained available for future option grants, and 6,368,611 shares were subject to issuance pursuant to the exercise of outstanding options.

      The Proxim Corporation 2002 Nonstatutory Stock Option Acquisition Plan (the “Acquisition Plan”) was implemented by our Board of Directors in August 2002 in connection with the ORiNOCO Acquisition and is a non-stockholder approved plan. Options may be granted under the Acquisition Plan to employees, including officers and consultants, of the Company or any parent or subsidiary of the Company. Options may not be granted under the Acquisition Plan to our directors. The Board of Directors has authorized and reserved 5,000,000 shares of our common stock for issuance under the Acquisition Plan. All grants will have an exercise price per share equal to the fair market value per share of our common stock on the date of grant. Each option will vest in installments over the optionee’s period of service with the Company. The options will vest on an accelerated basis in the event the Company is acquired and those options are not assumed or replaced by the acquiring entity. All options are nonstatutory options under applicable Federal tax laws. As of December 31, 2003, 3,725,739 shares remained available for future option grants, and 1,274,261 shares were subject to issuance pursuant to the exercise of outstanding options.

      The Proxim Corporation 2003 Stand-Alone Stock Option Agreement for Franco Plastina (the “Stand-Alone Agreement”) was entered into by Proxim Corporation and Mr. Plastina on May 2, 2003 in connection with Mr. Plastina’s appointment as President and Chief Executive Officer of Proxim Corporation. Under the Stand-Alone Agreement, Mr. Plastina was granted a nonstatutory stock option on May 2, 2003 to purchase 3,000,000 shares of the Company’s common stock at an exercise price of $0.68 per share, which was the fair market value per share on the date of the grant. One-third of the shares subject to the option vest on the one-year anniversary of the date of grant, and one-twelfth of the shares subject to the option vest each three-month period thereafter, with the option fully vesting three years from the date of grant. The option may be exercised for ninety days after Mr. Plastina ceases to be a service provider to the Company, but in the event of his death or disability, the option may be exercised for one year after he ceases to be a service provider. In no event, however, may the option be exercised later than its expiration date, which is May 2, 2013. In the event of a merger of Proxim Corporation with or into another corporation or the sale of substantially all of the assets of Proxim Corporation and the option is not assumed or substituted by the successor corporation or a parent or subsidiary of the successor corporation, then the option shall fully vest and become exercisable.

Director Compensation

      For our fiscal year ended December 31, 2003 and for our fiscal year ending December 31, 2004, all non-employee directors of the Company were and will be paid as follows:

•	an annual retainer of $50,000 for serving on the Board of Directors, payable in cash on a quarterly basis;

•	an annual retainer of $10,000 for serving on the audit committee of the Board of Directors, payable in cash on a quarterly basis;

•	an annual retainer of $5,000 for serving on the compensation committee of the Board of Directors, payable in each instance in cash on a quarterly basis;

•	an annual retainer of $5,000 for serving on the governance and nominating committee of the Board of Directors, payable in each instance in cash on a quarterly basis;

•	a meeting fee of $2,500 for each meeting of the Board of Directors attended in person;

•	a meeting fee of $1,250 for each meeting of the Board of Directors attended via telephone or teleconference; and

•	a meeting fee of $1,200 for each meeting on any special committee of the Board of Directors attended via telephone or teleconference; and

      Currently, each non-employee director is entitled to receive an option to purchase 50,000 shares of our common stock under the 2000 Plan initially upon first becoming elected or appointed as a non-employee director. In addition, each non-employee director who continues to serve on our Board of Directors is entitled to receive an option to purchase 25,000 shares of our common stock under the 2000 Plan on the date of each annual meeting of our stockholders during such term of service. During our fiscal year ended December 31, 2003, we granted to directors options to purchase an aggregate of 275,000 shares of our common stock under the 2000 Plan.

Employment Agreements

      Frank Plastina. In May of 2003, we entered into an agreement with Frank Plastina, appointing him as President and Chief Executive Officer of the Company and as member of the Board of Directors. Under the terms of the agreement, Mr. Plastina receives an annual base salary of $500,000, subject to annual increases at the discretion of the Board of Directors, and an annual bonus with a target amount for achieving certain objectives of not less than 100% of his base salary. Mr. Plastina also received options to purchase 3,000,000 shares of the Company’s common stock at an exercise price of $0.68. The options vest over three years and have a maximum term of ten years.

      The Company may terminate Mr. Plastina’s employment at any time and Mr. Plastina may terminate his employment upon 90 days’ prior written notice without good reason or upon 30 days’ prior written notice for good reason (“good reason” in each case as defined in the employment agreement). In the event his employment is terminated by the Company without good reason or he terminates his employment for good reason, he is entitled to receive the following benefits, reduced by the present value of any other cash severance benefits payable to Mr. Plastina under any other plans or programs of the Company:

•	Earned but unpaid base salary and target bonus, pro rated through the date of termination;

•	Reimbursement for certain business expenses properly incurred;

•	Any employee benefits to which he is entitled under the Company’s benefit plans;

•	Continued payment of base salary for the lesser of 12 months or the number of months he had been employed by the company (the “Severance Period”);

•	His annual bonus target amount, pro rated based on the number of months in the Severance Period in the event he has been employed less than one year;

•	Acceleration of all unvested options that would have vested during the Severance Period; and

•	Continued coverage under the Company’s medical insurance plans during the Severance Period at the same cost to him as was provided to him immediately prior to the date of termination.

      In the event the Company terminates Mr. Plastina’s employment without cause or he terminates his employment for good reason upon or within 13 months following a change of control (as defined in the employment agreement), Mr. Plastina’s severance benefits as described above shall be modified as follows:

•	The base salary and target bonus amounts described above shall be paid as a lump sum within 10 business days following termination;

•	The term “Severance Period” shall mean 12 months; and

•	All outstanding and unvested options shall vest and remain exercisable during the Severance Period.

      Mr. Plastina has agreed not to disclose any confidential information pertaining to the Company’s business and has agreed not to compete with the Company during his employment and for one year following termination of his employment.

      Deborah Ablahat-Cipriano. In July of 2003, we entered into an agreement with Deborah Ablahat-Cipriano, naming her Senior Vice President, Sales and Marketing of the Company. Under the terms of the agreement, Ms. Ablahat-Cipriano receives an annual base salary of $240,000, subject to annual increases at the discretion of the Board of Directors, and an annual bonus with a target amount for achieving certain objectives of not less than 60% of her base salary.

      The Company may terminate Ms. Ablahat-Cipriano’s employment at any time and Ms. Ablahat-Cipriano may terminate her employment upon 30 days’ prior written notice. In the event her employment is terminated by the Company without cause or she terminates her employment for good reason, she is entitled to receive the following benefits, reduced by the present value of any other cash severance benefits payable to Ms. Ablahat-Cipriano under any other plans or programs of the Company:

•	Earned but unpaid base salary and target bonus, pro rated through the date of termination;

•	Reimbursement for certain business expenses properly incurred;

•	Any employee benefits to which she is entitled under the Company’s benefit plans;

•	Continued payment of base salary for the lesser of 12 months or the number of months she had been employed by the company (the “Severance Period”);

•	Her annual bonus target amount, pro rated based on the number of months in the Severance Period in the event she has been employed less than one year;

•	Acceleration of all unvested options that would have vested during the Severance Period; and

•	Continued coverage under the Company’s medical insurance plans during the Severance Period at the same cost to her as was provided to her immediately prior to the date of termination.

      In the event the Company terminates Ms. Ablahat-Cipriano’s employment without cause or she terminates her employment for good reason upon or within 13 months following a change of control (as defined in the employment agreement), Ms. Ablahat-Cipriano’s severance benefits as described above shall be modified as follows:

•	The base salary and target bonus amounts described above shall be paid as a lump sum within 10 business days following termination;

•	The term “Severance Period” shall mean 12 months; and

•	All outstanding and unvested options shall vest and remain exercisable during the Severance Period.

      Ms. Ablahat-Cipriano has agreed not to disclose any confidential information pertaining to the Company’s business and has agreed not to compete with the Company during her employment and for one year following termination of her employment.

      Ihab Abu-Hakima. In March of 2002, we entered into an agreement with Ihab Abu-Hakima, naming him Senior Vice President, International Sales of the Company. In September of 2003, Mr. Abu-Hakima was named Senior Vice President, Corporate Development. Mr. Abu-Hakima receives an annual base salary of $225,000, subject to annual increases at the discretion of the Board of Directors, and an annual bonus with a target amount for achieving certain objectives of not less than 56.5% of his base salary.

      The Company may terminate Mr. Abu-Hakima’s employment at any time and Mr. Abu-Hakima may terminate his employment upon 30 days’ prior written notice. In the event his employment is terminated by the Company without cause or he terminates his employment for good reason, he is entitled to receive the following benefits, reduced by the present value of any other cash severance benefits payable to Mr. Abu-Hakima under any other plans or programs of the Company:

•	Earned but unpaid base salary and target bonus, pro rated through the date of termination;

•	Reimbursement for certain business expenses properly incurred;

•	Any employee benefits to which he is entitled under the Company’s benefit plans;

•	Continued payment of base salary for the lesser of 12 months or the number of months he had been employed by the company (the “Severance Period”);

•	His annual bonus target amount, pro rated based on the number of months in the Severance Period in the event he has been employed less than one year;

•	Acceleration of all unvested options that would have vested during the Severance Period; and

•	Continued coverage under the Company’s medical insurance plans during the Severance Period at the same cost to him as was provided to him immediately prior to the date of termination.

      In the event the Company terminates Mr. Abu-Hakima’s employment without cause or he terminates his employment for good reason upon or within 13 months following a change of control (as defined in the employment agreement), Mr. Abu-Hakima’s severance benefits as described above shall be modified as follows:

•	The base salary and target bonus amounts described above shall be paid as a lump sum within 10 business days following termination;

•	The term “Severance Period” shall mean 12 months; and

•	All outstanding and unvested options shall vest and remain exercisable during the Severance Period.

      Mr. Abu-Hakima has agreed not to disclose any confidential information pertaining to the Company’s business and has agreed not to compete with the Company during his employment and for one year following termination of his employment.

      David E. Olson. In April of 2003, we entered into an agreement with David E. Olson, naming him Senior Vice President, Operations and Services of the Company. Under the terms of the agreement, Mr. Olson receives an annual base salary of $200,000, subject to annual increases at the discretion of the Board of Directors, and an annual bonus with a target amount for achieving certain objectives of not less than 60% of his base salary.

      The Company may terminate Mr. Olson’s employment at any time and Mr. Olson may terminate his employment upon 30 days’ prior written notice. In the event his employment is terminated by the Company without cause or he terminates his employment for good reason, he is entitled to receive the following benefits, reduced by the present value of any other cash severance benefits payable to Mr. Olson under any other plans or programs of the Company:

•	Earned but unpaid base salary and target bonus, pro rated through the date of termination;

•	Reimbursement for certain business expenses properly incurred;

•	Any employee benefits to which he is entitled under the Company’s benefit plans;

•	Continued payment of base salary for the lesser of 12 months or the number of months he had been employed by the company (the “Severance Period”);

•	His annual bonus target amount, pro rated based on the number of months in the Severance Period in the event he has been employed less than one year;

•	Acceleration of all unvested options that would have vested during the Severance Period; and

•	Continued coverage under the Company’s medical insurance plans during the Severance Period at the same cost to him as was provided to him immediately prior to the date of termination.

      In the event the Company terminates Mr. Olson’s employment without cause or he terminates his employment for good reason upon or within 13 months following a change of control (as defined in the employment agreement), Mr. Olson’s severance benefits as described above shall be modified as follows:

•	The base salary and target bonus amounts described above shall be paid as a lump sum within 10 business days following termination;

•	The term “Severance Period” shall mean 12 months; and

•	All outstanding and unvested options shall vest and remain exercisable during the Severance Period.

      Mr. Olson has agreed not to disclose any confidential information pertaining to the Company’s business and has agreed not to compete with the Company during his employment and for one year following termination of his employment.

      Kevin J. Duffy. In December of 2002, we entered into an agreement with Kevin J. Duffy, naming him Senior Vice President and General Manager of the Company. In September of 2003, Mr. Duffy was named Senior Vice President of Product Development. Under the terms of the agreement, Mr. Duffy receives an annual base salary of $200,000, subject to annual increases at the discretion of the Board of Directors, and an annual bonus with a target amount for achieving certain objectives of not less than 60% of his base salary.

      The Company may terminate Mr. Duffy’s employment at any time and Mr. Duffy may terminate his employment upon 30 days’ prior written notice. In the event his employment is terminated by the Company without cause or he terminates his employment for good reason, he is entitled to receive the following benefits, reduced by the present value of any other cash severance benefits payable to Mr. Duffy under any other plans or programs of the Company:

•	Earned but unpaid base salary and target bonus, pro rated through the date of termination;

•	Reimbursement for certain business expenses properly incurred;

•	Any employee benefits to which he is entitled under the Company’s benefit plans;

•	Continued payment of base salary for the lesser of 12 months or the number of months he had been employed by the company (the “Severance Period”);

•	His annual bonus target amount, pro rated based on the number of months in the Severance Period in the event he has been employed less than one year;

•	Acceleration of all unvested options that would have vested during the Severance Period; and

•	Continued coverage under the Company’s medical insurance plans during the Severance Period at the same cost to him as was provided to him immediately prior to the date of termination.

      In the event the Company terminates Mr. Duffy’s employment without cause or he terminates his employment for good reason upon or within 13 months following a change of control (as defined in the employment agreement), Mr. Duffy’s severance benefits as described above shall be modified as follows:

•	The base salary and target bonus amounts described above shall be paid as a lump sum within 10 business days following termination;

•	The term “Severance Period” shall mean 12 months; and

•	All outstanding and unvested options shall vest and remain exercisable during the Severance Period.

      Mr. Duffy has agreed not to disclose any confidential information pertaining to the Company’s business and has agreed not to compete with the Company during his employment and for one year following termination of his employment.

      Jonathan N. Zakin. Mr. Zakin served as the Company’s Chief Executive Officer and as the Chairman of the Company’s Board of Directors from November 1999 until August 5, 2003. In May 2001, we entered into an agreement with Mr. Zakin to amend his employment agreement, dated as of October 1999. Pursuant to this amendment, Mr. Zakin became employed full-time, his annual base salary was increased from $50,000 to $500,000 and he became eligible to receive an incentive bonus equal to 75% of his annual base salary based on the achievement of performance targets established by our Board of Directors. Mr. Zakin also received options to purchase 900,000 shares of our common stock at an exercise price of $7.00 per share under the terms of the 1999 Plan. Upon the completion of the Merger and effective March 26, 2002, these 900,000 options vested and became fully exercisable.

      Under the terms of the agreement, the Company could terminate Mr. Zakin’s employment at any time for cause or upon 60 days’ written notice without cause, and Mr. Zakin could terminate his employment upon 60 days’ prior written notice. Mr. Zakin agreed not to disclose any confidential information pertaining to the Company’s business. Furthermore, he agreed not to compete with the Company during his employment and for one year following the termination of his employment.

      Amir Zoufonoun. In November 1999 we entered into an agreement with Amir Zoufonoun, who was then serving as our President and Chief Operating Officer. In connection with the Merger, Mr. Zoufonoun’s title and responsibilities as an employee of the Company changed and, from March 26, 2002 through the consummation of the ORiNOCO Acquisition on August 5, 2002, he served as our Executive Vice President, Technology. In August 2002, Mr. Zoufonoun’s title and responsibilities were modified and he became our Executive Vice President, WAN Strategy and Business Development. Mr. Zoufonoun’s annual base salary was $250,000 and provided that he was eligible to receive an annual incentive cash bonus of up to 60% of his base salary, based on his achievement of certain performance targets established by the Board of Directors.

      Under the terms of Mr. Zoufonoun’s employment agreement, the Company could terminate Mr. Zoufonoun’s employment at any time, and Mr. Zoufonoun could terminate his employment on 90 days’ prior written notice. On August 8, 2003, Mr. Zoufonoun resigned for good reason as defined in the employment agreement and we provided Mr. Zoufonoun the related severance benefits described below in the section entitled “Termination of Employment and Change-in-Control Arrangements.”

      Mr. Zoufonoun has agreed not to disclose any confidential information pertaining to the Company’s business. Furthermore, he has agreed not to compete with the Company during his employment and for one year following the termination of his employment.

Termination of Employment and Change-in-Control Arrangements

      Jonathan Zakin. In August of 2003, we entered into a severance agreement with Mr. Zakin pursuant to which the Company and Mr. Zakin agreed to the following:

•	Mr. Zakin’s service to the Company as an executive ended effective June 5, 2003;

•	During a transition period from June 5, 2003 until August 5, 2003, Mr. Zakin would serve as a non-executive employee and Chairman of the Board of Directors of the Company and would continue to receive his base salary and employee benefits;

•	Mr. Zakin’s termination was without cause;

•	Mr. Zakin would resign from all positions with the Company effective August 5, 2003.

•	All options under Mr. Zakin’s stock option agreement would be fully vested and would be exercisable for a period of one year from August 5, 2003; and

•	Mr. Zakin would be entitled to reimbursement for reasonable business expenses properly incurred prior to August 5, 2003.

      Keith E. Glover. On October 17, 2003, Keith Glover, the Company’s Executive Vice President and Chief Financial Officer until August 2003, terminated his employment in all remaining capacities with the Company. Under the terms of the Company’s change of control and severance agreement with Mr. Glover, he is entitled to receive:

•	Cash payments equal to 100% of his annual compensation (as defined in the agreement) paid over the 12 months following termination;

•	Company-provided health, dental, vision and life insurance at the same level of coverage as was provided to him immediately prior to termination for a period of 12 months following termination;

•	Acceleration of all unvested options to purchase shares of the Company’s common stock exercisable for a period of one year from the date of termination and the lapse of any repurchase right the Company may have with respect to stock held by him; and

•	Six months of outplacement assistance, not to exceed a cost of $10,000.

      In connection with the resignation by Mr. Glover, options to purchase 93,894 shares of our common stock held by Mr. Glover on the date his employment terminated, vested and became fully exercisable.

      Amir Zoufonoun. On August 8, 2003, Amir Zoufonoun, the Company’s former Executive Vice President of WAN Strategy and Business Development resigned from the Company. Under the terms of the Company’s employment agreement with Mr. Zoufonoun, he is entitled to receive:

•	Cash payments equal to his base salary paid and pro-rated bonus, if any, over the 12 months following termination;

•	Company-provided health, dental, vision and life insurance for a period of 12 months following termination;

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      This section of the proxy statement will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under such Acts.

Compensation Philosophy and Review

      The Company’s compensation philosophy for its executive officers serves two principal purposes: (i) to provide a total compensation package that is competitive and enables the Company to attract and retain key executive and employee talent needed to accomplish the Company’s business objectives, and (ii) to directly link compensation to improvements in the Company’s performance and increases in stockholder value as measured principally by the trading price of the Company’s common stock.

      The 2003 compensation levels for the Company’s executive officers were generally determined on an individual basis at the time of hiring in many cases pursuant to employment agreements entered into between the Company and such individuals prior to 2003.

      Members of the Board of Directors reviewed and approved each employment agreement entered into between the Company and executive officers in 2003, as well as stock options granted to executive officers in 2003. In determining compensation levels for 2003, the Company primarily relied upon publicly available compensation information and informal survey information obtained by management with respect to cash compensation and stock option grants to similarly situated officers of broadband wireless companies of comparable size and market capitalization.

Elements of Executive Officer Compensation

      The Company’s executive compensation consists primarily of salary, employee benefits, cash incentive bonuses and the award of stock options. The Company emphasizes the award of stock options and the compensation committee believes that in the highly competitive, emerging markets in which the Company operates and competes, equity-based compensation provides the greatest incentive for executive performance and the greatest alignment of management and stockholder long-term interests.

      Officer Salaries. The compensation committee reviews each senior executive officer’s salary annually. Except to the extent that salary increases are prescribed by written employment agreements, in determining the appropriate salary levels, the compensation committee considers, among other factors, the officer’s scope of responsibility, prior experience, past accomplishments and data on prevailing compensation levels in relevant markets for executive talent.

      Compensation for the Company’s Chief Executive Officer in 2003, Franco Plastina, was determined pursuant to his employment agreement effective as of April 24, 2003. The employment agreement provided for an annual base salary of $500,000. Mr. Plastina was eligible to receive an incentive bonus equal to 100% of his annual base salary based on the achievement of performance targets established by our Board of Directors. No such bonus was paid to Mr. Plastina for services rendered during fiscal year 2003 in light of general economic conditions during such period. In addition, Mr. Plastina received options to purchase 3,000,000 shares of our common stock at an exercise price of $0.68 per share under the terms of the Stand-Alone Agreement.

      The compensation committee believes that the base salary levels of the Company’s executive officers, including Mr. Plastina, are comparable to base salary levels for companies considered in the informal information reviewed by the compensation committee. The compensation committee believes that these base salary levels are appropriate in light of the Company’s emphasis on long-term equity compensation.

      Stock Option Grants. As noted above, the Company has relied substantially on long-term equity compensation as the principal means of compensating and providing incentives for its executive officers and key employees. It is the Company’s practice to set option exercise prices at not less than 100% of fair market value on the date of grant. Thus, the value of the stockholders’ investment in the Company must appreciate before an optionee receives any financial benefit from the option.

      In determining the size of the stock option grants, the compensation committee considers various subjective factors primarily relating to the responsibilities of the individual officers and key employees, their current and expected future contributions to the Company, as well as the number and exercise price of unvested options and shares owned by the officer or key employee. In addition, the compensation committee examines the level of equity incentives held by each officer and key employee relative to the other officers’ and key employees’ equity positions and their tenure, responsibilities, experience and value to the Company.

      Section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of compensation paid to the Company’s chief executive officer and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. Under this legislation, the Company may deduct such compensation with respect to any of these individuals only to the extent that during any taxable year such compensation does not exceed $1,000,000 or meets certain other conditions (such as stockholder approval). The Company’s policy is to qualify, to the extent reasonable, its executive officers’ compensation for deductibility under applicable tax laws. However, the compensation committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary for the Company’s success. Consequently, the compensation committee recognizes that the loss of a tax deduction may be necessary in some circumstances. The 1999 Plan and the 1995 Plan are both intended to the extent allowable to be exempt from the deduction limits under Section 162(m) of the Code.

      In conclusion, the compensation committee believes that the policies and programs described in this report are competitive and effectively align executive compensation with the Company’s goal of maximizing the return to the stockholders.

THE 2003 COMPENSATION COMMITTEE

Merle L. Gilmore
Jeffrey A. Harris
Kenneth E. Westrick

Compensation Committee Interlocks and Insider Participation

      Messrs. Gilmore and Westrick served as members of the compensation committee of our Board of Directors from January 1, 2003 through December 31, 2003. Former director Michael J. Boskin served as a member of the compensation committee from January 1, 2003 until his resignation from our Board of Directors on March 5, 2003. Mr. Harris served as a member of the compensation committee from September 4, 2003 through December 31, 2003. Mr. Harris is a partner of Warburg Pincus & Co. and a member and managing director of Warburg Pincus LLC, affiliates of Warburg Pincus Private Equity VIII, L.P. Please refer to Item 13, “Certain Relationships and Related Transactions — Transactions with Management and Others — Recent Financing Activities” for additional information regarding Mr. Harris’ relationship with Warburg Pincus Private Equity VIII, L.P. and related transactions with Warburg Pincus Private Equity VIII, L.P. and other investors. As of the date of this proxy, Mr. Harris is not serving as a member the compensation committee of our Board of Directors.

      During the year ended December 31, 2003:

•	none of the members of our compensation committee was an officer (or former officer) or employee of employer any of its subsidiaries;

•	none of the members of the compensation committee entered into (or agreed to enter into) any transaction or series of transactions with the Company or any of its subsidiaries in which the amount involved exceeds $60,000;

•	none of the Company’s executive officers served on the compensation committee (or other board committee with similar functions or, if there was no such committee, the entire Board of Directors) of another entity where one of that entity’s officers served on the Company’s Board of Directors or as member of the compensation committee; and

•	none of the Company’s executive officers was a director of another entity where one of that entity’s officers served on the Company’s compensation committee.

Performance Measurement Comparison

      The following performance graph compares the percentage change in the cumulative total return to the stockholders of the Company’s common stock with the cumulative total return of the Nasdaq U.S. Index and the Morgan Stanley High-Technology Index for the period beginning August 1, 2000, when the Company’s stock was first traded, through December 31, 2003. The total stockholder return assumes $100 invested at the beginning of the period in each of the common stock of the Company, the Nasdaq U.S. Index and Morgan Stanley High-Technology Index. Historical stock price is not necessarily indicative of future stock performance.

      During the periods from August 1, 2000 to December 31, 2001, the Company’s common stock traded on the Nasdaq National Market under the symbol “WMUX,” reflecting the Company’s former name, Western Multiplex Corporation. In connection with the Merger, the Company changed its name to “Proxim Corporation.” For a period of five trading days following the Merger, the Company’s common stock traded on the Nasdaq National Market under the symbol “PROXd” and then began trading under the symbol “PROX.”

(1)	The Company’s common stock traded on the Nasdaq National Market under the symbol “WMUX” during the period beginning August 1, 2000 and ended December 31, 2002.

      This section is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Certain Relationships and Related Transactions

      Except for the compensation agreements and other arrangements that are described under the sections above entitled “Director Compensation,” “Employment Contracts,” “Termination of Employment and Change-in-Control Arrangements,” and the agreements and transactions described under the subsections below entitled “Transactions with Directors, Executive Officers and 5% Stockholders,” “Certain Business Relationships” and “Indebtedness of Management” there was not since the beginning of our fiscal year ended

December 31, 2003, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, 5% stockholder or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Transactions with Directors, Executive Officers and 5% Stockholders

      Recent Financing Activities. During 2003, Warburg Pincus Private Equity VIII, L.P. and Broadview Capital Partners L.P. and affiliates invested an aggregate of $40 million in us in exchange for secured promissory notes, exchangeable for shares of our Series B preferred stock, and warrants to purchase an aggregate of 24 million shares of our common stock. Please refer to Part I, Item 1, “Business — Recent Financing Activities” in our Annual Report on Form 10-K, a copy of which is enclosed herewith, for a detailed description of our recent transactions with these Investors, the terms of the Notes and warrants, including terms of conversion and exercise thereof, and our Amended Agreement with the Investors. Prior to the investment, Warburg Pincus Private Equity VIII, L.P. held approximately 87% of our Series A preferred stock, and Broadview Capital Partners L.P. and affiliates held approximately 13% of our Series A preferred stock.

      In connection with the investment and pursuant to the terms of the Amended Agreement, we appointed Jeffrey A. Harris and Steven D. Brooks as members of our Board of Directors effective as of July 30, 2003. In addition, Lorenzo A. Bettino has served as a member of our Board of Directors since September 2002. These directors may have an indirect financial interest in the investment as a result of positions held with the Investors. Messrs. Bettino and Harris are partners of Warburg Pincus & Co. and members and managing directors of Warburg Pincus LLC, affiliates of Warburg Pincus Private Equity VIII, L.P. Mr. Brooks is a member and managing director of Broadview Capital Partners Management LLC, an affiliate of Broadview Capital Partners L.P. In addition, in connection with services provided as members of our Board of Directors, each of Messrs. Harris and Brooks received an initial option grant to purchase 50,000 shares of our common stock under the Proxim Corporation 2000 Stock Option Plan for Non-Employee Directors, and Mr. Bettino received an annual option grant to purchase 25,000 shares of our common stock under the same plan, as well as certain other remuneration disclosed in the section above entitled “Director Compensation”.

Certain Business Relationships

      Legal Services. During the year ended December 31, 2003, the law firm of Wilson Sonsini Goodrich & Rosati, Professional Corporation, served, and in the current fiscal year continues to serve, as outside general corporate counsel to the Company. Mr. Saper, a director of the Company, is a member of Wilson Sonsini Goodrich & Rosati, Professional Corporation. We believe that the services performed by Wilson Sonsini Goodrich & Rosati, Professional Corporation, have been provided on terms no more favorable than those with unrelated parties.

Indebtedness of Management

      Promissory Note Issued by Amir Zoufonoun. On January 31, 2000, Mr. Zoufonoun issued a promissory note to us in the amount of $465,500 in connection with his purchase of 950,000 shares of our common stock. The principal amount of the promissory note is payable on the earlier of (i) the thirtieth day after we exercise a right to repurchase Mr. Zoufonoun’s shares of our common stock and under the related stock purchase agreement with him, or (ii) the tenth anniversary of the promissory note. Mr. Zoufonoun was serving as an executive officer of the Company at the time the note was issued to us and was serving as an executive officer of the Company during a portion of the year ended December 31, 2003. As disclosed above in the section entitled “Executive Compensation — Summary Compensation Table”, Mr. Zoufonoun tendered his resignation from the Company effective as of August 8, 2003.

      The note accrues interest at a rate of 8% per year, compounded annually. The aggregate amount of indebtedness outstanding in respect of the note during the year ended December 31, 2003 was $611,399.

      Mr. Zoufonoun also entered into a pledge agreement pursuant to which we hold a first priority security interest in the shares of our common stock purchased by him in connection with his respective note, the options to purchase shares of our common stock granted by the Company to him, the shares received pursuant to the exercise of any such options, and the proceeds received upon sale of any such shares purchased or received in connection with the foregoing. Under the pledge agreement with Mr. Zoufonoun, we have the right to reclaim such collateral in the event of default under the terms of the respective note. In the event any amounts outstanding under the note are not satisfied following any such reclamation of the collateral and our use of related proceeds to offset amounts outstanding under the note, we are entitled to seek recourse from Mr. Zoufonoun’s other personal assets or income for up to half of the principal amount of the loan.

      Guaranty of Indebtedness of David C. King; Indebtedness of David C. King.     In December 2002, the Company entered into an employment agreement with Mr. King pursuant to which the Company assumed Proxim, Inc.’s guaranty of Mr. King’s obligations concerning certain margin accounts. In March 2001, Proxim, Inc. entered into a guaranty in favor of an investment bank, guaranteeing up to $5 million of the obligations of Mr. King, who was then serving as Proxim, Inc.’s Chief Executive Officer, to that investment bank. In consideration for this guaranty, Mr. King entered into a reimbursement and security agreement with Proxim, Inc. pursuant to which Mr. King was obligated, among other things, to pay a guaranty fee to Proxim, Inc. or any successor company. In October 2002, following a decline in the share price of our common stock, the investment bank demanded that Mr. King deposit sufficient funds into his account to discharge his indebtedness. After making certain payments to the investment bank, Mr. King indicated that he was unable to promptly pay the remaining $5 million of debt in his margin account. The investment bank called the Company’s guaranty and the Company made a payment to the investment bank of $5 million on October 15, 2002. In January 2003, Mr. King made a cash payment of $500,000 to the Company. We assessed the recoverability of the remaining balance of the loan with respect to Mr. King’s current financial position and recorded an impairment charge of $4.5 million in the fourth quarter of 2002. This charge does not constitute forgiveness of Mr. King’s indebtedness to the Company. Mr. King remains subject to the terms and conditions of the reimbursement and security agreement and is obligated to reimburse the Company for payments that the Company made to the investment bank under the guaranty.

AUDIT COMMITTEE REPORT

      This section of the proxy statement will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under such Acts.

      The audit committee of the Board of Directors held a total of five meetings during 2003. From January 1, 2003 until December 4, 2003, Messrs. Wright, Gilmore, and Saper served as members of the audit committee, with Mr. Wright serving as the audit committee chair. Mr. Saper resigned from the audit committee on December 4, 2003. On December 4, 2003, the Board of Directors appointed Mr. Ressner to serve on the audit committee. Mr. Ressner served as a member through the rest of the year ended December 31, 2003 and continues to serve on the audit committee. Under Rule 4200 of the NASD, each of the current audit committee members, Messrs. Gilmore, Ressner and Wright, are considered independent. Mr. Saper was considered independent during his service on the audit committee.

      The audit committee operates under a written charter that was approved and adopted by our Board of Directors in June 2000 and under legal and regulatory requirements promulgated by the Securities and Exchange Commission and the Nasdaq National Market. Historically, the then-current members of the audit committee have recommended, and our Board of Directors has appointed, the Company’s independent accountants. The audit committee now has full authority to engage the Company’s independent accountants and to approve the scope of audit and non-audit services. For the fiscal years ended December 31, 2003 and 2002, PricewaterhouseCoopers LLP served as our independent accountants. The engagement of PricewaterhouseCoopers LLP as our independent accountants for fiscal year 2003 is discussed below in the section entitled “Independent Public Accountants.”

      Management is responsible for the Company’s financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee’s responsibility is to monitor and review these processes.

      In this context, the audit committee for the fiscal year ended December 31, 2003 met and held discussions with management and PricewaterhouseCoopers LLP. Management represented to the audit committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee reviewed and discussed the consolidated financial statements with management and PricewaterhouseCoopers LLP. The audit committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      PricewaterhouseCoopers LLP also provided to the audit committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the audit committee discussed with PricewaterhouseCoopers LLP that firm’s independence as our accountants for the fiscal year ending December 31, 2003.

      Based upon the audit committee’s review and discussion with management and PricewaterhouseCoopers LLP and the audit committee’s review of the representation of management and the report of PricewaterhouseCoopers LLP to the audit committee, the audit committee recommended that our Board of Directors include the audited consolidated financial statements in our annual report on Form 10-K for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission.

THE 2003 AUDIT COMMITTEE

Merle L. Gilmore
Michael Ressner
Joseph R. Wright, Jr.

INDEPENDENT PUBLIC ACCOUNTANTS

      PricewaterhouseCoopers LLP served as our independent public accountants and auditors for the fiscal years ended December 31, 2003 and 2002. Arthur Andersen LLP served as our independent public accountants and auditors for the fiscal years ended December 2001 and 2000. On March 21, 2002, our Board of Directors, upon recommendation of the audit committee, made a determination not to engage Arthur Andersen LLP as the Company’s independent accountants and, on March 26, 2002, engaged PricewaterhouseCoopers LLP to serve as our independent accountants for the fiscal year ended December 31, 2002. Arthur Andersen’s reports on our consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the years ended December 31, 2001 and 2000 and through the date of our engagement of PricewaterhouseCoopers LLP, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen’s satisfaction, would have caused them to make reference to the subject matter in connection with its report on the Company’s consolidated financial statements for such years; and there were no reportable events as specified in Item 304(a)(1)(v) of Regulation S-K.

INDEPENDENT ACCOUNTANT’S FEES

      PricewaterhouseCoopers LLP billed the Company the following fees in the fiscal year ended December 31, 2003:

      Audit fees: [$               ]

      Financial information systems design and implementation fees: [$               ]

      All other fees: [$               ]

      Our audit committee determined that PricewaterhouseCoopers LLP’s provision of non-audit services was compatible with maintaining PricewaterhouseCoopers LLP’s independence during the fiscal year ended December 31, 2003.

ANNUAL REPORT ON FORM 10-K

      THE COMPANY IS REQUIRED TO FILE AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003 IS DELIVERED TOGETHER WITH THIS PROXY STATEMENT.

OTHER MATTERS

      The Board of Directors knows of no other matters that will be presented for consideration by the stockholders at the annual meeting. If any other matters are properly brought before the stockholders at the annual meeting, it is the intention of the persons named on the accompanying proxy to vote on those matters in accordance with any recommendation by the Board of Directors.

By Order of the Board of Directors,

/s/ RICHARD TALLMAN

Richard Tallman
Vice President, General Counsel
and Secretary

Sunnyvale, California

April [ ], 2004

EXHIBIT A

PROXIM CORPORATION

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Purposes:

      The purposes of the Audit Committee of the Board of Directors (the “Board”) of Proxim Corporation (the “Company”) shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Appoint independent auditors to audit the Company’s financial statements;

•	Oversee and monitor (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements as they relate to financial statements or accounting matters, (iii) the independent auditor’s qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls;

•	Prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

•	Provide the Company’s Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

      In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

Membership:

      The Audit Committee members will be appointed by, and will serve at the discretion of, the Board. The Audit Committee will consist of at least three members of the Board. Members of the Audit Committee must meet the following criteria (as well as any other criteria required by the SEC):

•	Each member will be an independent director, as defined in (i) the NASDAQ Stock Market, Inc. Marketplace Rules (the “Nasdaq Rules”) and (ii) the rules and regulations of the SEC; provided, that, one non-independent, non-employee director may serve on the Audit Committee if (i) the Board has made the required determination under Nasdaq Rule 4350(d) and (ii) such Nasdaq rule is in effect or has not otherwise been superseded;

•	Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq Rules;

•	At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities; and

•	At least one member will qualify as a financial expert, as defined in SEC rules and regulations.

      The Board shall annually appoint the members of the Audit Committee and (if any) the Chair of the Audit Committee, immediately following the Company’s annual meeting of stockholders.

Responsibilities:

      The responsibilities of the Audit Committee shall include the following:

Relationship with Independent Auditors and Related Matters:

•	Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services or related work;

•	Pre-approving audit and permissible non-audit services provided to the Company by the independent auditors and other public accounting firms (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a formal written statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board; (iii) actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommending that the Board take appropriate action to satisfy itself with regard to the auditors’ independence; (iv) reviewing the independent auditors’ peer review; (v) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in Statement of Accounting Standards (“SAS”) No. 61, as may be modified or supplemented; and (vi) reviewing reports submitted to the Audit Committee by the independent auditors in accordance with the applicable SEC requirements;

•	Reviewing the performance of the Company’s independent auditors and determining whether it is appropriate to adopt a voluntary policy of rotating independent auditors on a periodic basis (and, if and when required by the Securities and Exchange Commission, adopting a policy for the mandatory rotation of independent auditors);

•	Reviewing the experience and qualifications of the senior members of the independent auditors’ team and the quality control procedures of the independent auditors; and

•	Recommending to the Board guidelines for the Company’s hiring of employees of the independent auditors who were engaged on the Company’s account.

Review of Financial Statements, Accounting Policies, Disclosure and Related Matters:

•	Reviewing with management and the Company’s independent auditors the accounting policies (and changes therein) of the Company, including any financial reporting issues which could have a material impact on the Company’s financial statements, as are deemed appropriate for review by the Audit Committee prior to any interim or year-end filings with the SEC or other regulatory body;

•	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

•	Directing the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors and management’s responses to such suggestions;

•	Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and Audit Committee members, member qualifications and activities;

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC;

•	Reviewing before release the disclosure regarding the Company’s system of accounting and internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Receiving periodic reports from the Company’s independent auditors and management of the Company to review the selection, application and disclosure of the Company’s significant accounting policies and to assess the impact of other financial reporting developments that may have a bearing on the Company;

•	Reviewing with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements;

•	Reviewing with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies;

•	Reviewing the findings of any examination by regulatory agencies regarding the Company’s financial statements or accounting policies; and

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements.

Oversight of Controls and Procedures and Related Matters:

•	Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company’s internal audit/financial control function;

•	Reviewing the Company’s policies relating to the avoidance of conflicts of interest and reviewing past or proposed transactions between the Company, members of the Board and management as well as internal control policies and procedures with respect to officers’ use of expense accounts and perquisites, including the use of corporate assets. The Audit Committee shall consider the results of any review of these policies and procedures by the Company’s independent auditors;

•	Providing oversight and review at least annually of the Company’s risk management policies, including its investment policies and performance for cash and short-term investments;

•	Overseeing and reviewing the Company’s policies regarding information technology and management information systems;

•	If necessary, instituting special investigations relating to financial statements or accounting policies with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors, and retaining such persons to provide such services; and

•	Reviewing and approving in advance any proposed related party transactions.

Reporting to Board, General Compliance and Related Matters:

•	Reporting at least quarterly to the Board regarding its review of any issues that arise with respect to the performance and independence of the Company’s independent auditors, the quality or integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and any other matters that the Audit Committee deems appropriate or is requested to be included by the Board;

•	Meeting at least quarterly with the chief financial officer, the senior internal audit/ financial control executive and the independent auditor in separate executive sessions;

•	Establishing and maintaining free and open means of communication between the Audit Committee, the Company’s independent auditors, the Company’s internal audit/ financial control department and management with respect to auditing and financial control matters, including providing such parties with appropriate opportunities to meet privately with the Audit Committee;

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	Reviewing its own charter, structure, processes and membership requirements at least annually and recommending any proposed changes to the Board for approval;

•	Evaluating its own performance at least annually and reporting to the Board on such evaluation; and

•	Providing for appropriate funding, as determined by the Audit Committee, for payment of compensation (i) to the independent auditors for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and (ii) to any legal, accounting or other advisors employed by the Audit Committee.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations.

Meetings:

      The Audit Committee will meet as often as it determines, but not less frequently than once quarterly.

      The Audit Committee, in its discretion, will ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet periodically in separate executive session with the independent auditors as well as any internal auditors/financial controllers of the Company, at such times as it deems appropriate, but not less frequently than once quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

Minutes:

      The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

Reports:

      In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board as may be appropriate, consistent with the Audit Committee’s charter.

Compensation:

      Members of the Audit Committee shall receive such fees for their service as Audit Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board.

      Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as members of the Board or any committee thereof.

Delegation of Authority:

      The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

PROXY

PROXIM CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS, MAY 27, 2004

     The undersigned stockholder of Proxim Corporation (the “Company”) hereby appoints Franco Plastina and Richard J. Tallman, and each of them, with power of substitution to each, true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all the shares of stock of the Company held of record by the undersigned as of April 2, 2004, at the 2004 annual meeting of stockholders of the Company to held on Thursday, May 27, 2004 at 10:00 a.m. local time at Company’s principal executive offices located at 935 Stewart Drive, Sunnyvale, California 94085 and at any adjournment or postponement thereof.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

VOTER CONTROL NUMBER

[                    ]

Your vote is important. Please vote immediately.

VOTE-BY-TELEPHONE

1. Read the accompanying proxy statement and proxy card.

2. Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).

3. Enter your Voter Control Number listed above your name and follow the easy recorded instructions.

PLEASE DO NOT MAIL YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE

— DETACH HERE IF YOU ARE RETURNING YOUR PROXY BY MAI L—

☒  Please mark votes as in this example

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR Proposals 1, 2 and 3. The undersigned acknowledges receipt of the notice and proxy statement for the annual meeting of stockholders to be held on May 27, 2004.

Please mark, sign and date this proxy and return it promptly whether you plan to attend the meeting or not. If you do attend, you may vote in person if you desire.

Proposal I:	To elect three Class I directors to hold office until the 2007 annual meeting of stockholders.

Nominees:	(01) Franco Plastina
(02) Michael P. Ressner, and
(03) Kenneth E. Westrick

FOR	WITHHELD
☐	☐

☐		☐	MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW
For all nominees except as noted above

Proposal 2:	To approve the proposed amendment to the Proxim Corporation Amended and Restated Certificate of Incorporation to increase the total number of shares of stock that the Corporation shall have the authority to issue from 425,000,000 to 535,000,000 and to make a corresponding increase in the number of shares of such authorized common stock designated as Class A common stock.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 3:	To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2004.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4:	In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting, or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature	Date	Signature	Date